UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

TRANSUITE.ORG INC.
(Exact name of registrant as specified in its charter)

Nevada	333-255178	30-1129581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

732 S 6th St # 4304

Las Vegas, NV 89101

(Address of Principal Executive Offices)

(775) 295-4295

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2026, Transuite.org Inc. (the “Company” or “TRSO”) entered into a Cooperation Agreement (the “Agreement”) with Honwo Technology Holding Limited (“Honwo”) to establish a long-term Web3 technology and business collaboration framework.

Pursuant to the agreement, under the established cooperation framework, Honwo Technology will integrate its core Web3 technologies, product systems, and related business resources into the operational system of TRSO’s controlled subsidiary, SolanAI Global Limited (“SolanAI”), which will conduct exclusive operations and global development subject to compliance with regulatory requirements in each operating jurisdiction.

This cooperation constitutes a long-term strategic arrangement, and its implementation will be advanced in phases in accordance with corporate governance procedures and applicable regulatory requirements.

Pursuant to the Agreement:

•	TRSO agreed that Crestar Holdings Limited (“Crestar”), a wholly owned subsidiary of TRSO, will transfer a 19% equity interest in SolanAI to Honwo. Crestar will continue to hold a majority ownership interest in SolanAI.

•	TRSO agreed to issue an aggregate of 5,000,000 restricted shares of its common stock (the “Consideration Shares”) to Honwo and/or its designees.

The Consideration Shares will be issued as restricted securities in reliance upon applicable exemptions from registration under the Securities Act of 1933, as amended, and will be subject to applicable statutory holding periods and transfer restrictions.

Of the 5,000,000 shares:

•	3,000,000 shares are designated as strategic support shares; and

•	2,000,000 shares are designated as incentive shares subject to service-related conditions.

The Agreement provides that TRSO retains the right to appoint a majority of the board of directors of SolanAI and maintains veto rights over specified major corporate matters.

The Agreement also references certain internal management planning objectives. Such objectives do not constitute earnings guidance, financial guarantees, or audited financial projections.

The transaction does not result in a change of control of the Company.

The foregoing description is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 hereto.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement dated February 21, 2026
99.1	Press Release dated February 21, 2026

Forward-Looking Statements

This Current Report on Form 8-K, including the attached press release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Such risks include, but are not limited to, regulatory developments, market conditions, execution risks, capital market volatility, audit verification outcomes, and other factors described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSUITE.ORG INC.

Date: February 23, 2026	By:	/s/ Mengqing Fan
	Name:	Mengqing Fan
	Title:	Chief Executive Officer

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